UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

Northfield Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey		07001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (732) 499-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Stockholders was held on May 23, 2012 (the “Annual Meeting”). The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of stockholders were as follows:

Matter 1. The election of three directors, each for a three-year term.

NAME	FOR	WITHHELD	BROKER NON-VOTES

Susan Lamberti	32,908,210	138,787	3,186,705

Albert J. Regen	32,951,120	95,877	3,186,705

Patrick E. Scura, Jr.	32,813,373	233,624	3,186,705

Matter 2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

36,172,184	11,129	50,389	0

Item 9.01.	Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: May 25, 2012	By:	/s/ Steven M. Klein
Steven M. Klein
Chief Operating Officer and Chief Financial Officer